UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2019

T-MOBILE US, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12920 SE 38th Street
Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TMUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On May 20, 2019, T-Mobile US, Inc. (the “Company”) and Sprint Corporation (“Sprint” and, together with the “Company”, the “Parties”) filed with the Secretary of the Federal Communications Commission (the “FCC”) a written ex parte presentation (the “Presentation”) relating to the proposed combination of the respective businesses (the “Merger”) of the Company and Sprint, pursuant to that certain Business Combination Agreement, dated as of April 29, 2018, by and among the Company, Sprint and the other parties thereto.

The completion of the Merger remains subject to regulatory approvals and certain other customary closing conditions.

Presentation Overview

To facilitate the FCC’s review and approval of the FCC license transfers associated with the proposed Merger, the Presentation includes proposed commitments from the Parties that provide, subject to the terms thereof, that: (1) the combined company following the closing (the “Closing”) of the Merger (“New T-Mobile”) will build a world-leading 5G network; (2) rural Americans will receive robust high speed 5G broadband service; (3) in-home broadband competition will be enhanced; and (4) Boost Mobile (“Boost”), one of the Sprint’s existing prepaid brands, will be divested to a serious and credible buyer who can compete aggressively in prepaid services on a long-term basis. In addition, in the Presentation, the Parties reconfirm their prior commitment to make available the same or better rate plans as those offered by T-Mobile or Sprint as of February 4, 2019 for three years following the Merger. Finally, the Parties make commitments concerning the Altice USA, Inc. (“Altice”) post-merger mobile virtual network operator (“MVNO”) relationship with New T-Mobile. These commitments are summarized below, and the full text of the publicly available version of the Presentation can be accessed at the FCC website at https://www.fcc.gov/transaction/t-mobile-sprint and New T-Mobile website at https://newtmobile.com/wp-content/uploads/2019/05/FCC-Filing-May-20.pdf.

Commitment to Build a World-Leading Nationwide 5G Network

The Parties have committed that, within three years of the Closing, New T-Mobile will cover three-fourths of the U.S. population with mid-band spectrum and 97 percent of the U.S. population with low-band spectrum, resulting in almost two-thirds of Americans receiving download speeds in excess of 100 Mbps. Within six years of the Closing, the Parties committed to deploying a 5G network with: low-band coverage of at least 99 percent of the U.S. population; mid-band coverage of at least 88 percent of the U.S. population; a minimum number of 5G sites nationwide; an average number of low-band and mid-band 5G spectrum deployed across the 5G sites; 99 percent of the U.S. population experiencing download speeds equal to, or greater than, 50 Mbps; and 90 percent of the U.S. population experiencing download speeds equal to, or greater than, 100 Mbps.

Commitment to Provide High-Speed 5G Services for Rural America

The Parties have also committed that New T-Mobile will accelerate the deployment of mid-band and low-band sites in rural America. Specifically, high-capacity mid-band spectrum will be extended to 6.5 million more rural Americans in the first three years of deployment – faster than originally planned. Further, by year six, New T-Mobile will increase its mid-band coverage of rural America by an additional 6.1 million rural Americans. As a result, within three years of the Closing, New T-Mobile will deliver 50 Mbps or higher to two-thirds of the rural population and 100 Mbps or higher to over half the rural population.

In addition, the Parties have committed that, within six years of the Closing, New T-Mobile will deploy a 5G network with low-band coverage of at least 90 percent of the rural population; mid-band coverage of at least 66.7 percent of the rural population; a minimum number of 5G sites in rural areas; an average number of low-band and mid-band 5G spectrum deployed across the 5G sites; 90 percent of the rural population experiencing download speeds equal to, or greater than, 50 Mbps; and 66.7 percent of the rural population experiencing download speeds equal to, or greater than, 100 Mbps.

Commitment for In-Home Broadband

The Parties have committed that, within three years of the Closing, New T-Mobile will market the in-home broadband service to at least 9.6 million eligible households, of which at least 2.6 million are rural households and will have a minimum number of supported households, including a minimum number of supported rural households. In addition, within six years of the Closing, New T-Mobile will market its in-home broadband service to at least 28 million eligible households, of which 5.6 million are rural households, and will have a minimum number of supported households, including a minimum number of supported rural households.

Commitment to Divest Boost Mobile

The Parties have committed that following the Closing, New T-Mobile will divest Boost through a market-based process to a serious and credible buyer. New T-Mobile will offer the Boost buyer terms for a six-year wholesale MVNO agreement that will include wholesale rates that will meaningfully improve upon the commercial terms reflected in the most favorable of T-Mobile’s and Sprint’s three largest MVNO agreements. The Parties have committed that New T-Mobile will identify the buyer of Boost and submit the negotiated MVNO agreement to the FCC within 120 days of the Closing (subject to two 30-day extensions).

Pricing Commitment

The Parties have reaffirmed their prior pricing commitment – New T-Mobile will deliver the same or better value at the same or better prices than those currently offered by the Company or Sprint for three years following the Closing.

Commitments Regarding Altice

The Parties have committed that New T-Mobile will not exercise any termination rights under Altice’s MVNO agreement with Sprint that might be triggered by the Merger. In addition, the Parties have committed that New T-Mobile will engage in good faith negotiations to expand the existing agreement between Sprint and Altice to the New T-Mobile 5G network.

The commitments described above will be enforced by strong verification measures, substantial voluntary contributions by New T-Mobile for missed deadlines, and continuation of the voluntary contributions until unmet obligations are fulfilled. Such voluntary contributions, if payable, could, in the aggregate, be material and could adversely affect New T-Mobile’s business, financial condition and operating results.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Important Additional Information

In connection with the proposed transaction, T-Mobile US, Inc. (“T-Mobile”) has filed a registration statement on Form S-4 (File No. 333-226435),which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on October 29, 2018, and which contains a joint consent solicitation statement of T-Mobile and Sprint Corporation (“Sprint”), that also constitutes a prospectus of T-Mobile (the “joint consent solicitation statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The documents filed by T-Mobile may be obtained free of charge at T-Mobile’s website, at www.t-mobile.com, or at the SEC’s website, at www.sec.gov, or from T-Mobile by requesting them by mail at T-Mobile US, Inc., Investor Relations, 1 Park Avenue, 14th Floor, New York, NY 10016, or by telephone at 212-358-3210. The documents filed by Sprint may be obtained free of charge at Sprint’s website, at www.sprint.com, or at the SEC’s website, at www.sec.gov, or from Sprint by requesting them by mail at Sprint Corporation, Shareholder Relations, 6200 Sprint Parkway, Mailstop KSOPHF0302-3B679, Overland Park, Kansas 66251, or by telephone at 913-794-1091.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements concerning T-Mobile, Sprint and the proposed transaction between T-Mobile and Sprint. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction, including anticipated future financial and operating results, synergies, accretion and growth rates, T-Mobile’s, Sprint’s and the combined company’s plans, objectives, expectations and intentions, and the expected timing of completion of the proposed transaction. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the failure to obtain, or delays in obtaining, required regulatory approvals, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction, or the failure to satisfy any of the other conditions to the proposed transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the business combination agreement; adverse effects on the market price of T-Mobile’s or Sprint’s common stock and on T-Mobile’s or Sprint’s operating results because of a failure to complete the proposed transaction in the anticipated timeframe or at all; inability to obtain the financing contemplated to be obtained in connection with the proposed transaction on the expected terms or timing or at all; the ability of T-Mobile, Sprint and the combined company to make payments on debt or to repay existing or future indebtedness when due or to comply with the covenants contained therein; adverse changes in the ratings of T-Mobile’s or Sprint’s debt securities or adverse conditions in the credit markets; negative effects of the announcement, pendency or consummation of the transaction on the market price of T-Mobile’s or Sprint’s common stock and on T-Mobile’s or Sprint’s operating results, including as a result of changes in key customer, supplier, employee or other business relationships; significant transaction costs, including financing costs, and unknown liabilities; failure to realize the expected benefits and synergies of the proposed transaction in the expected timeframes or at all; costs or difficulties related to the integration of Sprint’s network and operations into T-Mobile; the risk of litigation or regulatory actions; the inability of T-Mobile, Sprint or the combined company to retain and hire key personnel; the risk that certain contractual restrictions contained in the business combination agreement during the pendency of the proposed transaction could adversely affect T-Mobile’s or Sprint’s ability to pursue business opportunities or strategic transactions; effects of changes in the regulatory environment in which T-Mobile and Sprint operate; changes in global, political, economic, business, competitive and market conditions; changes in tax and other laws and regulations; and other risks and uncertainties detailed in the Form S-4, as well as in T-Mobile’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in its subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” as well as in its subsequent reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov and www.t-mobile.com. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. T-Mobile assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2019	T-MOBILE US, INC.

	By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer